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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-68488, 33-12453, 33-13577, 33-30884, 33-39265,
333-00567, 333-69445, 333-69441, 333-37276, 333-37278, 333-103433 and
333-103435) and Form S-3 (Nos. 333-106912, 333-82910 and 333-69744) of Kulicke
and Soffa Industries, Inc. of our report dated November 19, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.



Philadelphia, Pennsylvania
December 18, 2003